EXHIBIT 99.1
OUTDOOR CHANNEL HOLDINGS, INC.
ROGER L. WERNER, JR. SUPPLEMENTAL COMPENSATION AGREEMENT
     This Supplemental Compensation Agreement (this “Agreement”) is entered into as of February 1, 2008, by and between Outdoor Channel Holdings, Inc. (the “Company”) and Roger L. Werner, Jr. (the “Executive”) and modifies and supplements that certain Employment Agreement between the Company and Executive dated as of October 16, 2006, as previously amended.
RECITALS
     1. The Board of Directors of the Company (the “Board”) believes that it is in the best interests of the Company and its stockholders to provide Executive with an incentive to continue his employment and to motivate Executive to maximize the value of the Company for the benefit of its stockholders.
     2. The Board believes that it is imperative to provide Executive with certain compensation incentives set forth in this Agreement in order to provide Executive with enhanced financial security and incentive and encouragement to remain with the Company and to strive to obtain the strategic goals set forth by the Board in this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     1. Term of Agreement. This Agreement will terminate upon the date that all of the obligations of the parties hereto with respect to this Agreement have been satisfied or until March 15, 2010, whichever is earlier.
     2. At-Will Employment. The Company and Executive acknowledge that Executive’s employment is and will continue to be at-will, as defined under applicable law, and that the terms of this Agreement do not in any way modify or change such at-will employment relationship. Executive and the Company acknowledge that this employment relationship may be terminated at any time, upon written notice to the other party, with or without good cause or for any or no cause, at the option either of the Company or Executive.
     3. Base Salary.
          (a) Increase for Second Year of Employment. Effective as of February 4, 2008, the Company will increase Executive’s annual salary from $300,000 to $450,000 for his continued services (such annual salary, as is then effective, to be referred to herein as “Base Salary”).
          (b) Increase for Third Year of Employment. Effective as of October 16, 2008, the Company will increase Executive’s Annual Salary from $450,000 to $500,000 for his continued services.

     4. Annual Incentive.
          (a) Fiscal Year 2008. Executive will be eligible to receive an annual cash incentive payable for the achievement of performance goals established by the Board or by the Compensation Committee of the Board (the “Committee”) for Fiscal Year 2008. Executive’s target annual incentive will be not less than $225,000. The actual earned annual cash incentive, if any, payable to Executive for Fiscal Year 2008 will depend upon the extent to which the applicable performance goal(s) specified by the Committee are achieved or exceeded and will be adjusted for under- or over-performance.
          (b) Fiscal Year 2009. Executive will be eligible to receive an annual cash incentive payable for the achievement of performance goals established by the Board or the Committee for Fiscal Year 2009. Executive’s target annual incentive will be not less than $250,000. The actual earned annual cash incentive, if any, payable to Executive for Fiscal Year 2009 will depend upon the extent to which the applicable performance goal(s) specified by the Committee are achieved or exceeded and will be adjusted for under- or over-performance
     5. Contract Renewal Bonus.
          (a) Executive will be eligible to receive cash incentive bonuses, up to a maximum aggregate of $950,000, in accordance with the vesting requirements specified in Exhibit A for the renewal of major contracts (the “Contract Renewal Bonus”).
          (b) Terms of Renewed Contracts. In order for the Contract Renewal Bonus to be earned by Executive, each renewed contract with any of the companies listed in Exhibit A must contain terms that are commercially reasonable and materially consistent with terms generally accepted as standard in the cable TV network industry as determined by the Company’ Board of Directors in its reasonable discretion.
          (c) Payment of Contract Renewal Bonuses. The Company shall cause to be paid the applicable bonuses pursuant to this Section 5 as soon as practicable following the execution of the applicable contracts with the companies listed in Exhibit A. The Executive must have been an employee of the Company within three (3) months prior to the date of any contract renewal in order to be eligible to receive any of the bonuses provided by this Section 5. The payments of any applicable contract renewal bonus shall be paid in all cases no later than March 15th of the year following the year in which such contract has been executed.
     6. Subscriber Growth Bonus.
          (a) First Tier Subscriber Bonus. Executive will be eligible to receive cash incentive bonuses in a maximum amount of $1,500,000 payable in individual amounts of $300,000 for each incremental increase of one (1) million paying subscribers, or portion thereof, above the Baseline (as defined in Section 6(d)) for the first five (5) million of increased subscribers.
          (b) Second Tier Subscriber Bonus. Executive will be eligible to receive, in addition to the First Tier Subscriber Bonus set forth in Section 6(a), additional cash incentive bonuses in a maximum amount of $2,000,000 payable in individual amounts of $400,000 for each incremental increase of one (1) million paying subscribers, or portion thereof, from the Second Tier Baseline (as defined in Section 6(d)) for the next five (5) million of increased subscribers.
          (c) Third Tier Subscriber Bonus. Executive will be eligible to receive, in addition to the First Tier Subscriber Bonus set forth in Section 6(a) and the Second Tier Subscriber Bonus set forth in Section 6(b), additional cash incentive bonuses (with no maximum amount) in individual amounts of $500,000 for each incremental increase of one (1) million paying subscribers, or portion thereof, from the Third Tier Baseline (as defined in Section 6(d)) for each of the next one (1) million of increased subscribers.
          (d) Defined Terms. The following terms referred to in this Agreement shall have the following meanings:
     Baseline. “Baseline” shall mean the aggregate number of paying subscribers as reported by all companies distributing the Company’s linear cable TV network “Outdoor Channel” on such companies’ December 2007 reports to the Company (which is in arrears and is generally for the actual number of subscribers for the month of September 2007).
               (i) Measurement Date. “Measurement Date” shall mean each October 16th of 2008 and 2009, provided Executive must remain an employee of the Company on each applicable Measurement Date in order to be eligible to receive any Subscriber Growth Bonus.
               (ii) Second Tier Baseline. “Second Tier Baseline” shall mean an amount of paying subscribers equal to the Baseline number of subscribers plus five (5) million.
               (iii) Third Tier Baseline. “Third Tier Baseline” shall mean an amount of paying subscribers equal to the Baseline number of subscribers plus ten (10) million.
          (e) Calculation of Subscriber Growth Bonuses. The Company shall determine the increase, if any, of the number of paying subscribers on each Measurement Date by reference to the aggregate number of paying subscribers as reported by all companies distributing the Company’s linear cable TV network “Outdoor Channel” on such companies’ December reports, for the respective year, to the Company (which is in arrears and is generally for the actual number of subscribers for the month of September). For clarity, the determination of paying subscribers shall not be dependent on the number of subscribers being under contract, and the number of paying subscribers shall include that number of all incremental paying subscribers whether from (i) normal, or organic, growth, (ii) from an improvement in the Company’s ability to confirm the number of paying subscribers as reported by the distributing companies, (iii) improved carriage on those tiers of distribution with a greater number of subscribers, or (iv) otherwise.
          (f) Payment of Subscriber Growth Bonuses. The Company will pay any applicable Subscriber Growth Bonus pursuant to this Section 6 as soon as practicable after each Measurement Date, but in all cases such bonus amounts, if any, shall be paid by March 15th of the year following the year of the applicable Measurement Date.

     7. Advertising Revenue Growth Bonus.
          (a) Calendar Year 2008 Advertising Revenue Growth Bonus. Executive will be eligible to receive a cash incentive bonus equal to five percent (5%) of the increase in the advertising revenue in calendar year 2008 as compared to the advertising revenue accrued by the Company in calendar year 2007 from the operations of Outdoor Channel, each as reported by the Company’s in its Statement of Operations (or segment information, if applicable) for such respective year, provided, however, that in 2007, the advertising revenue resulting from the advertising sales associated with the Company’s operations that were discontinued in 2007 shall be excluded.
          (b) Calendar Year 2009 Advertising Revenue Growth Bonus. Executive will be eligible to receive a cash incentive bonus, in addition to the Calendar Year 2008 Advertising Revenue Growth Bonus set forth in Section 7(a), in an amount equal to five percent (5%) of the increase in the advertising revenue in calendar year 2009 as compared to the advertising revenue accrued by the Company in calendar year 2008 from the operations of Outdoor Channel, each as reported by the Company’s in its Statement of Operations (or segment information, if applicable) for such respective year.
          (c) Calculation of Advertising Revenue Growth Bonuses. The Company shall calculate the amount of any Advertising Revenue Growth Bonus pursuant to this Section 7 as soon as practicable after the close of each applicable calendar year. The Company shall include in such advertising revenue calculations all revenue accrued by the Company from the sale of advertising associated with the Company’s cable TV network “Outdoor Channel” including (i) the sale of infomercials being aired, (ii) the sale of advertising on the Company’s linear channel(s), usually in the form of 30-second spots (“Short-Form Advertising”), (iii) the sale of airtime to third parties producing their own programming and reselling the Short-Form Advertising time within such programs to other advertisers, (iv) the sale of advertising on the Company’s website(s), and/or (v) otherwise. Executive must remain an employee of the Company on October 16, 2008 to receive the Calendar Year 2008 Advertising Revenue Growth Bonus. Executive must remain an employee of the Company on October 16, 2009 to receive the Calendar Year 2009 Advertising Revenue Growth Bonus.
          (d) Payment of Advertising Revenue Growth Bonuses. The Calendar Year 2008 Advertising Revenue Growth Bonus provided by Section 7(a), if any, shall be paid in a single lump sum cash payment on or prior to March 15, 2009. The Calendar Year 2009 Advertising Revenue Growth Bonus provided by Section 7(b), if any, shall be paid in a single lump sum cash payment on or prior to March 15, 2010.
     8. Impact of Change of Control. In the event of a Change in Control (as defined in Executive’s written employment agreement) prior to the payment of any applicable bonus pursuant to this Agreement, and provided that Executive remains an employee of the Company on the date of the Change in Control, the Company shall, effective as of immediately prior to the closing of such Change in Control, calculate using reasonable assumptions and determinations the appropriate pro rata payments which shall be paid immediately prior to closing of the Change in Control in an amount equal to (1) measurements for each applicable bonus under this Agreement as of day prior to closing and (2) estimates of advertising revenue growth to be determined in the sole and absolute discretion of the Board.
     9. Assignment. This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive’s death, and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, “successor” means any person, firm, corporation, or other business entity which at any time, whether by purchase, merger, or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance, or other disposition of Executive’s right to compensation or other benefits will be null and void.
     10. Notices. All notices, requests, demands and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally; (b) one (1) day after being sent overnight by a well-established commercial overnight service, or (c) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:
If to the Company:
Attn: Chairman of the Compensation Committee
c/o Corporate Secretary
with a copy to: its General Counsel
Outdoor Channel Holdings, Inc.
43445 Business Park Drive, Suite 103
Temecula, CA 92590
If to Executive:
at the last residential address known by the Company.
     11. Severability. In the event that any provision or any portion of any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement will continue in full force and effect without said provision or portion of provision. The remainder of this Agreement shall be interpreted so as best to effect the intent of the Company and Executive.
     12. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, Executive’s employment by the Company, Executive’s service as an officer or director of the Company, or Executive’s compensation and benefits, their interpretation and any of the matters herein released, will be subject to binding arbitration. In the event of a dispute, the parties (or their legal representatives) will promptly confer to select a Single Arbitrator mutually acceptable to both parties. If the parties cannot agree on an Arbitrator, then the moving party may file a Demand for Arbitration with the American Arbitration Association (“AAA”) in Connecticut, who

will be selected and appointed consistent with the AAA-Employment Dispute Resolution Rules, except that such Arbitrator must have the qualifications set forth in this paragraph. Any arbitration will be conducted in a manner consistent with AAA National Rules for the Resolution of Employment Disputes, supplemented by the Connecticut Rules of Civil Procedure. The Parties further agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive’s obligations under this Agreement and the Confidential Information Agreement.
     13. Integration. This Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. Notwithstanding the foregoing, this Agreement supersedes only those portions of Executive’s written employment agreement dealing with base salary and annual incentive opportunities and for all other purposes Executive’s written employment agreement remains in effect and is not otherwise modified or amended by this Agreement. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in a writing and signed by duly authorized representatives of the parties hereto. In entering into this Agreement, no party has relied on or made any representation, warranty, inducement, promise, or understanding that is not in this Agreement. To the extent that any provisions of this Agreement conflict with those of any other agreement previously entered into between the Company and Executive, the terms in this Agreement will prevail.
     14. Waiver of Breach. The waiver of a breach of any term or provision of this Agreement, which must be in writing, will not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.
     15. Headings. All captions and Section headings used in this Agreement are for convenient reference only and do not form a part of this Agreement.
     16. Tax Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.
     17. Governing Law. This Agreement will be governed by the laws of the state of Connecticut without regard for choice of law provisions of any state or other jurisdiction.
     18. Acknowledgment. Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.
     19. Code Section 409A. Notwithstanding anything in Agreement to the contrary, if the vesting of the balance, or some lesser portion of any bonus under this Agreement is accelerated in connection with Executive’s termination of employment with the Company (provided that such termination is a “separation from service” within the meaning of Section 409A of the Internal

Revenue Code of 1986, as amended (the “Code”), as determined by the Company) and if (1) Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of such termination of employment and (2) the payment of such accelerated bonus amounts will result in the imposition of additional tax under Section 409A of the Code if paid to Executive on or within the six (6) month period following Executive’s termination of employment, then the payment of such accelerated bonus amounts will not be made until the date six (6) months and one (1) day following the date of Executive’s termination of employment. It is the intent of this Agreement to comply with the requirements of Section 409A of the Code so that none of the bonuses provided under this Agreement will be subject to the additional tax imposed under Section 409A of the Code, and any ambiguities herein will be interpreted to so comply.
     20. Counterparts. This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.
     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by a duly authorized officer, as of the day and year written below.
COMPANY:

OUTDOOR CHANNEL HOLDINGS, INC.

/s/ Perry T. Massie	Date: February 1, 2008
By: Perry T. Massie
Its: Chairman of the Board

EXECUTIVE:

/s/ Roger L. Werner, Jr.	Date: February 1, 2008
Roger L. Werner, Jr.